EXHIBIT 99.1
Fixed Income Investor Presentation August 9, 2007 Sanjiv Khattri Executive Vice President & Chief Financial Officer Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com

Forward Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Form 10-K for GMAC and Residential Capital, LLC ("ResCap"), each as revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation ("GM"); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap's ability to pay dividends to us; recent adverse developments in the residential mortgage market; changes in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government -sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Overview GMAC Q2 2007 Performance Summary Funding Strategic Initiatives Summary Supplemental Charts Q&A

1. GMAC Q2 2007 Performance Summary

2007 - Second Quarter Performance Highlights Q2 2007 net income of $293 million, vs. earnings of $787 million in Q2 2006 Earnings improvement of $598 million from Q1 2007 Excluding ResCap, Q2 net income doubled year-over-year Results at ResCap improved despite continuing pressure in the U.S. residential mortgage market Sharply reduced nonprime exposure and nonprime production Increased servicing fee income and lowered structural cost base Auto Finance results remain robust Margins continue to improve year over year Originations up, particularly used and diversified vehicles Strong underwriting results drove improved performance for Insurance Favorable loss experience relating to vehicle service contracts and dealer inventory insurance GMAC and ResCap maintain strong liquidity positions Cash and certain marketable securities totaled $17.5 billion at the end of Q2 2007 3

Second Quarter Net Income * Includes Commercial Finance operating segment and 21% ownership of our former commercial mortgage unit ** Q2 2006 includes $259 million gain, net of taxes, from sale of an equity interest in a regional homebuilder 4

Second Quarter Pre-tax Income Note: A number of GMAC's U.S. entities converted to limited liability companies (LLC) in conjunction with the transaction to sell a controlling interest in the company last year; LLC entities now pass-throughs for tax purposes 5 * Includes Commercial Finance operating segment and 21% ownership of our former commercial mortgage unit ** Q2 2006 includes $415 million gain, before taxes, from sale of an equity interest in a regional homebuilder

ResCap – Q2 2007 Key Metrics

U.S. Residential Finance	⬇	• US mortgage market remains volatile and credit has weakened as expected • Actions taken to reduce nonprime exposure and limit nonprime production helped performance
Business & Warehouse Lending	⬌	• Nonprime warehouse exposure greatly reduced • Business lending remains stable despite continued pressure in sector • Credit remains manageable
International Business	⬆	• UK market facing headwinds, offset by tightened lending standards. Downside limited by reduced residual position • Europe and Latin America production expanded to support overall international growth
Capital & Liquidity	⬆	• Capital and liquidity even stronger than Q1 2007

GMAC Financial Services

6

Warehouse Lending Receivables Total: $3.9B ResCap - Nonprime Risk Reduced nonprime exposure: Held for Sale portfolio decreased through sales and lower production Steady asset run-off in the Held for Investment portfolio Successful loan restructuring / sales in the warehouse lending business Loan Servicing Portfolio Total: $460.5B Nonprime Prime 14% Held For Investment Total: $62.7B Held For Sale Total: $19.3B As of 6/30/07 8% 21% 71% 7

During the second quarter, ResCap originated $27.2 billion Originated $0.7 billion of nonprime product compared to $6.1 billion in Q2 2006 Total Q2 2007 sales were $25.8 billion U.S. nonprime HFS is $1.9 billion, a decrease of $1.2 billion from $3.1 billion at Q1 ResCap - U.S. HFS Portfolio Q2 2007 Distribution of $25.8B (Issuance and whole loan sales) Q2 2007 Production of $27.2B Prime Conforming Prime Nonconforming Government Nonprime Prime Second-lien Non-Agency Public Securitizations Agency Non-Agency Whole Loans 8

Prime Nonconforming ResCap - U.S. HFI Portfolio U.S. HFI Nonprime Portfolio by Vintage at 6/30/07($41.9B) U.S. HFI Portfolio by Product at 6/30/07 ($59.6B)* Prime Conforming Prime Second Lien Nonprime U.S. HFI portfolio declined by $2.4 billion during Q2 Nonprime decreased $3.1 billion to $41.9 billion or 70% of the portfolio Prime increased $633 million to $17.6 billion or 30% of the portfolio; driven by strategy to grow prime loan portfolio U.S. nonprime HFI reduction of $3.1 billion due primarily to runoff Over 60% of runoff was in 2005 and 2006 vintage Full year 2007 nonprime run-off estimate revised to be approximately $15 billion * Included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" 9 Government

ResCap - Warehouse Lending & Servicing Warehouse Receivables: Warehouse Lending Receivables declined to $3.9 billion Nonprime exposure only $0.3 billion, or 8% of Warehouse Lending Receivables Nonprime exposure decreased by approximately $0.7 billion or 70% from approximately $1.0 billion at 3/31/07 Experienced additional losses related primarily to nonprime exposure Total Q2 2007 net charge-off was $295 million Allowance at the end of Q2 2007 stands at $52 million Further tightened controls over credit management Servicing Portfolio: 3.5 million U.S. homeowners as of 06/30/07 U.S. Servicing portfolio increased to $425 billion at Q2 2007, an increase of $43 billion or 11% from Q2 2006 ResCap ranked #6 in U.S. servicing ResCap is the #1 subservicer in the U.S. with $66 billion subservicing portfolio as of 06/30/07 Servicing fees totaled $452 million in Q2 2007, a $66 million or 17% increase compared to Q2 2006 10

ResCap - Business Lending & International 11 Business Lending Business remains profitable even as weakness in the U.S. housing market continues to pose significant challenges to the homebuilding industry Lending in healthcare and resort finance helped to offset weaknesses within residential construction business Residential construction business was impacted as a result of: Buyer affordability issues impacting business lending counterparties Lower lot option fees, lower model home gains, and lower income on real estate investments Actions are being taken to manage through this difficult environment and we anticipate continued profitability in the second half of 2007 International Year-over-year performance improvement continued in Q2 Despite challenging competition, loan production up from last year Positive gain on sale offset by higher provisions U.K. market, while still favorable, features increasing competition and tighter margins Assuming a more conservative risk posture - holding underwriting standards steady Sold majority of UK residual positions in the first half of 2007

ResCap - Held for Investment Portfolio - Credit Quality



Nonaccrual Loans as a % of total MLHFI *
9.2%
9.1%
9.2%
9.0%
8.4%
8.3%
9.2%
10.5%
11.9%
14.0%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2005
2006
2007

- Asset quality weaker due to continuing slow housing market and stress in nonprime mortgage market
- Nonprime assets continue to drive increase in delinquencies and nonaccruals



Net charge-offs as a % of total MLHFI *
0.2%
0.2%
0.2%
0.1%
0.2%
0.2%
0.2%
0.3%
0.3%
0.4%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2005
2006
2007

- On the securitized domestic HFI portfolio, ResCap's net exposure limited to $1.0 billion first loss position at 6/30/07
- Charge-offs continue to rise as the portfolio seasons and the market remains under pressure
- Current loan loss allowance has increased to 2.71% compared to 2.54% in Q1 2007

** MLHFI – Mortgage Loans Held for Investment. The total MLHFI is $62.7 billion for quarter ended 6/30/07, $65.3 billion for quarter ended 3/31/07, $69.4 billion for 2006 & $69.0 billion for 2005 and is included in the balance sheet under the caption "Finance receivables and loans, net of unearned income"*

GMAC Financial Services

12

2005 Warehouse lending customers began experiencing severe stress during Q4 2006 and continued into the Q2 2007 The significant decrease in nonaccrual loans was due to loan restructurings and charge-offs Construction lending has added $15 million to nonaccrual status during the second quarter as a result of continued weakness in the residential homebuilder sector Net charge-offs of warehouse receivables for Q2 2007 were $295 million Allowance for loan losses in the Lending Receivable portfolio decreased to 2.47% for Q2 2007 from 2.66% at the end of 2006 ResCap - Lending Receivables - Credit Quality 13 2006 2005 2006 2007 2007 * Total lending receivables are $11.1 billion for quarter ended 6/30/07, $12.9 billion for quarter ended 3/31/07, $14.9 billion for 2006 & $13.6 billion for 2005 and are included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Nonaccrual Loans as a % of Total Lending Receivables Net charge-offs as a % of Total Lending Receivables

ResCap - Recent Changes in U.S. Underwriting and Servicing Tightened underwriting standards for consumer loans in a number of areas Nonprime and Alt-A mortgages Second liens and home equity loans Refocused warehouse lending strategy Targeting relationship-oriented clients Stricter adherence to margin and document requirements Implemented targeted loss mitigation strategies to reduce both frequency and severity Performing special targeting of certain asset populations Modifications Repayment plans Foreclosure alternatives Enhanced enterprise risk management efforts Revamped credit risk management Created workout team for warehouse lending and implemented more rigorous collateral valuation process 14

ResCap - Liquidity Cash and cash equivalents of $3.7 billion at the end of Q2 2007 Issued $4 billion of unsecured debt in the second quarter Ended Q2 with $7.5 billion in equity Includes $0.5 billion capital contribution made by GMAC in April, for a total of $1.0 billion contributed by GMAC to date in 2007 Strong levels of contingent liquidity available Executed $2.1 billion in new committed funding facilities in the quarter Anticipate continued access to global markets * MINT I was established in Q2 2007 and increased outstanding liquidity by $25B on a temporary basis until Q3 when the predecessor structure (MINT) will be replaced 15

ResCap - 2007 Outlook Q2 results, while still weak, showed a marked improvement compared to Q1 results despite challenging conditions in the U.S. mortgage market Multiple actions taken to mitigate risk have begun to show results Business lending operations stable despite certain credit concerns International operations continue to grow Current capitalization and liquidity are ample However, U.S. mortgage market remains weak and volatile Expect improvement in ResCap's earnings performance in the second half of the year Continued volatility in the mortgage and capital markets, however, may create near- term profit challenges Should real estate market pressures continue, expect ResCap's current liquidity and capital position to be sufficient to operate throughout the cycle Diverse earnings base coupled with strong origination and servicing platforms should drive longer-term earnings growth 16

New and used originations up over year-ago levels, with used originations increasing roughly 50% Auto Finance - Q2 2007 Key Metrics Originations Credit Losses Lease Residuals Margins Credit performance remains near historically low levels Residual performance remains strong compared to 2006 levels Improvement in NAO margins slightly offset by continued pressure on IO margins 17

Auto Finance - Consumer Originations ($ billions) Total Units (in 000s) 603 627 817 528 624 674 Q2 2007 new vehicle originations rose versus Q2 2006 levels Increased used vehicle originations by roughly 50% Posted modest growth in new vehicle originations Enrolled 2,400 diversified dealers year to date to participate in retail programs under National brand 18

Auto Finance - Consumer Credit Quality Losses remain near historically low levels and down from previous year Annualized credit losses as a % of average managed retail contracts Delinquencies as a % of serviced retail assets 30 days or more past due Delinquencies mostly flat year over year and comparable versus historically low levels 19 2005 2006 2007 2005 2006 2007

Auto Finance - Nonprime Nonprime auto market has not experienced the pressures affecting the nonprime mortgage industry Historically, leading indicators for deterioration in nonprime auto credit performance have been rising interest rates or rising unemployment - neither one a factor to date GMAC's exposure to nearprime and nonprime auto loans is limited Roughly 17% of U.S. serviced consumer asset base is considered nonprime or nearprime using traditional credit bureau scores Q2 2007 retail auto delinquencies mostly flat to 2006 and in line with expectations and broader industry experience Other factors that distinguish nonprime auto from nonprime mortgage No floating rate or option arm equivalent Loan pricing reflects depreciating characteristic of the asset Consistent underwriting and credit-scoring criteria 20

Insurance - Q2 2007 Key Metrics Written Revenue* Underwriting Results Investment Income * Includes Written Premium Continued growth in international markets offset by decline in the competitive U.S. insurance market Strong underwriting results driven by higher earned premiums and lower loss experience. Improved combined ratio of 90.2% in Q2 2007 vs. 96.2% in Q2 2006 Income improvements from both portfolio growth and asset reallocation largely offset by lower capital gains and parent dividends 21

Insurance - Consolidated Earnings Core earnings continue to show growth, driven in part by favorable loss experience on vehicle service contracts and dealer inventory insurance Core Earnings = Underwriting income + Investment income (net of tax) Amounts net of taxes, pre-tax capital gains were $1 for Q2 2007 and $2 for Q2 2006 Amounts net of taxes, pre-tax interest expense was $5 for Q2 2007 and $10 for Q2 2006 Combined Ratio = Sum of all incurred losses and expenses (excluding interest and income tax expense) divided by the total of premiums and service revenues earned and other income 22

2. Funding

Global Liquidity

($ billions)	6/30/07	3/31/07
Cash and Marketable Securities*	$18	$13
Unused Bank Facilities	25	31
Unused Conduit Capacity**	118	86
Unused Whole Loan Facility	43	44
Total Available Liquidity	**$203**	**$174**

** Includes $5.3B and $3.2B cash invested in a portfolio of highly liquid marketable securities on 6/30/07 and 3/31/07 respectively*

*** MINT I was established in Q2 2007 and increased outstanding liquidity by $25B on a temporary basis until Q3 2007 when the predecessor structure (MINT) will be replaced*

GMAC and ResCap maintain strong liquidity position

- Cash and certain marketable securities of $17.5 billion at 6/30/07, up from 3/31/07 levels as a result of significant capital markets activity in the quarter
  - $4.5 billion of unsecured transactions for GMAC, and $4.0 billion for ResCap
  - $13.1 billion of whole loan sales and other secured funding for GMAC
- Successfully completed renewals of 5-year and 364-day committed bank facilities
  - GMAC and ResCap renewed roughly $20 billion of committed bank facilities
    - GMAC converted certain credit lines to drawable facilities with lower commitment fees

GMAC and ResCap will continue to balance prudent liquidity with a focus on the cost of borrowings

GMAC FINANCIAL SERVICES

23

Global Debt Maturities Staggered maturity profile minimizes refinancing risks Significant debt outstanding beyond 5 years provides flexibility Scheduled Maturity Of Long-Term Debt At 12/31/2006 Unsecured Secured $13.6 $12.4 $6.4 $2.1 $1.6 $55.2 $28.1 $22.8 $16.6 $11.1 $7.9 $13.3 $27.9 $16.7 2006 2007 2008 2009 2010 2011 2012 and thereafter $83.1 $35.2 $33.3 $17.5 $10.0 $14.9 $41.7 ($ billions) 24

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.47 0.03 0.06 0.44 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.25 0 0.1 0.63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.14 0.21 0 0.65 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Asset Backed Securities Institutional Unsecured Whole Loan Sales Retail 2001 $65B 2005 $41B 2006 $32B Unsecured share of funding likely to increase going forward Diversified U.S. Auto Term Funding 25

2007 Funding Plan Maintain appropriate liquidity cushion Significant cash balances and committed liquidity facilities Extensive auto loan assets that can be monetized quickly ("dry powder") Laddering of debt with moderate near-term maturities Reduce all-in cost of borrowings Active liability management to reduce cost of high-coupon debt Continue to diversify unsecured funding across markets and currencies Further expand securitization programs Expand GMAC Bank funding Project level of funding in 2007 to be consistent with 2005-2006 26

3. Strategic Initiatives

Auto Finance ResCap 2005 $2.7B1 2006 $2.0B1,2 Insurance 2002 $2.2B1 1 Operating earnings figures include "Other" business segment. However, the graphical representations exclude "Other" business segment 2 Includes insurance investment portfolio rebalancing gains of $568 million in 2006. Operating Earnings Mix - Business Diversification With the growth in our mortgage and insurance operations, our auto finance earnings now represent less than half of GMAC's net income Very different than a few years ago when GMAC was predominantly an auto finance company 27

New GMAC With the closing of the GMAC sale transaction, GMAC has emerged as an independent company with an improved credit profile Strengthened capital position De-linkage from GM rating New $2.1 billion (face) layer of preferred equity injected $1 billion GM equity contribution in March 2007 Dividend restrictions Essentially all 2007-2008 "after-tax earnings" to be retained by GMAC Pursuing global operating efficiencies More diversified business strategies GMAC Strategic Focus Transform GMAC from a captive operation into an independent globally-diversified financial services company 28

Growth Initiatives

Good progress leveraging GM relationships and experience to facilitate growth of diversified wholesale and retail auto finance business

- Maintaining our commitment to grow business with GM and GM dealers
- Enrolled 2,400 diversified dealers year to date to participate in National retail programs
- Posted about 50% growth in used originations year over year through GMAC, Nuvell and National channels
- Exceeded two million vehicle sales on SmartAuction, our exclusive remarketing channel
- Building sales team to market vehicle service contracts beyond traditional GM network

Continuing profitable expansion overseas for all GMAC segments

- Growth in China Auto Finance business remains strong
- Insurance operations completed acquisition of U.K. based Provident Insurance
- ResCap has agreed to acquire a small Canadian mortgage operation
- Continuing Auto Finance, Mortgage and Insurance growth in Latin America

GMAC FINANCIAL SERVICES

29

4. Summary

Solid performance in light of tough environment Losses at ResCap more than offset by strong performances at Auto Finance and Insurance Sharp reduction in ResCap's nonprime exposure rendered company less vulnerable to U.S. mortgage market volatility Given continued risks in U.S. residential mortgage sector, GMAC and ResCap continue to maintain strong liquidity and capital position Significant cash balances, large-scale committed funding facilities and access to unsecured markets offer extensive financial flexibility Significant challenges remain, but we are beginning to see the favorable impact of the actions taken to reduce risk Expect improvement in ResCap's earnings performance in the second half of the year Continued volatility in the mortgage and capital markets, however, may create near- term profit challenges Auto Finance and Insurance expected to perform well, although at more moderate growth rates than in the first half of the year Longer term, GMAC's business diversity and strong liquidity will allow company to withstand challenges and should spur successful earnings growth Summary 30

5. Supplemental Charts

Auto Finance - Condensed Income Statement 31

ResCap - Condensed Income Statement 32

Insurance - Condensed Income Statement 33

Reconciliation of Managed to Serviced Assets 34 * Retail receivables included in whole loan sales and full securitization transactions where GMAC is no longer exposed to credit and/or interest rate risk

Reconciliation of Insurance Core Earnings 35 Amount within premium tax and other expense in Forms 10-Q and 10-K Amount within investment income in Forms 10-Q and 10-K

6. Q & A